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                                                                   EXHIBIT 10.43

                       AMENDMENT AND RESTATEMENT AGREEMENT

                        dated as of March 6, 2003, among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the "Borrower"), ADVANCE AUTO PARTS, INC., a Delaware corporation ("Holdings"), the Lenders party hereto and JPMORGAN CHASE BANK, as Administrative Agent, and SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentations Agents, under the Amended and Restated Credit Agreement dated as of June 28, 2002, among the Borrower, Holdings, the lenders referred to therein and the Administrative Agent, as in effect on the date hereof (the "Existing Credit Agreement").

                  WHEREAS, Holdings and the Borrower have requested, and the Required Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein to, among other things, provide for (a) the Tranche A-1 Lenders to extend credit in the form of Tranche A-1 Term Loans on the Redemption Date in an aggregate principal amount equal to $75,000,000 and (b) the Tranche C-1 Lenders to extend credit in the form of Tranche C-1 Term Loans on the Redemption Date in an aggregate principal amount equal to $275,000,000.

                  NOW, THEREFORE, Holdings, the Borrower, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below. As used in this Agreement, "Required Restatement Lenders" means, at any time, (a) the Required Lenders under (and as defined in) the Existing Credit Agreement, and (b) each of the Tranche A-1 Lenders and Tranche C-1 Lenders set forth on Schedule 2.01 to the Restated Credit Agreement.

                  SECTION 2. Restatement Effective Date. (a) The amendment and restatement of the Existing Credit Agreement provided for in Section 3 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the

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offices of Cravath, Swaine & Moore, or at such other time and place as the parties hereto shall agree upon.

                  (b) The "Restatement Effective Date" shall be specified by the Borrower, and shall be a date not later than March 6, 2003, as of which all the conditions set forth or referred to in Section 4 hereof shall have been satisfied. The Borrower shall give not less than one Business Day's written notice proposing a date as the Restatement Effective Date to the Administrative Agent, which shall send copies of such notice to the Lenders. This Agreement shall terminate at 5:00 p.m., New York City time, on March 6, 2003, if the Restatement Effective Date shall not have occurred at or prior to such time.

                  SECTION 3. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the "Restated Credit Agreement"), and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

                  (b) All Tranche A Term Loans, Tranche C Term Loans, Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto.

                  SECTION 4. Conditions. The amendment and restatement of the Existing Credit Agreement as contemplated by Section 3 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                  (a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower and the

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         Required Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Riordan & McKinzie, counsel for the Loan Parties, substantially in the form of Exhibit B-1, (ii) Flippin Densmore Morse Rutherford & Jessee, Virginia counsel for the Loan Parties, substantially in the form of Exhibit B-2, and (iii) Bingham McCutchen LLP, special New York counsel for the Loan Parties, substantially in the form of Exhibit B-3, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Required Restatement Lenders shall reasonably request. Holdings and the Borrower hereby request such counsel to deliver such opinions.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of each of Holdings and the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

                  (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or

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         paid by any Loan Party hereunder or under any other Loan Document.

                  (f) The Collateral Agent shall have received (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement after giving effect to the Restatement Transactions, (ii) a completed Perfection Certificate dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower and (iii) all documents and instruments necessary to create or perfect the Liens intended to be created under the Pledge Agreement after giving effect to the Restatement Transactions.

                  (g) The Collateral Agent shall have received (i) to the extent requested by the Collateral Agent, amendments to each Mortgage executed in connection with the Existing Credit Agreement providing that the Tranche A-1 Term Loans and Tranche C-1 Term Loans (in addition to the other Obligations) shall be secured by a Lien on each Mortgaged Property, signed on behalf of the record owner of such Mortgaged Property and (ii) a policy or policies of title insurance or a title endorsement to an existing title insurance policy, issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by the Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Required Restatement Lenders may reasonably request.

                  (h) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 of the Restated Credit Agreement and the Security Documents is in effect.

                  (i) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been delivered by each party thereto.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment and restatement of the Existing

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Credit Agreement as contemplated by Section 3 of this Agreement, the obligations of the Trance A-1 Lenders to make Tranche A-1 Term Loans and the obligations of the Tranche C- 1 Lenders to make Tranche C-1 Term Loans shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 5 below) at or prior to 5:00 p.m., New York City time, on March 6, 2003 (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

                  SECTION 5. Effectiveness; Counterparts; Amendments; Fees. (a) This Agreement shall become effective when copies hereof which, when taken together, bearing the signatures of Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  (b) In consideration of the agreements of the Required Lenders contained in this Agreement, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender under the Existing Credit Agreement that delivers an executed counterpart of this Agreement at or prior to 5:00 p.m. on March 6, 2003, a fee equal to 0.125% of the sum of such Lender's Revolving Commitment and outstanding Term Loans under the Existing Credit Agreement, in each case as of the date immediately prior to the Restatement Effective Date; provided that such fee shall not be payable unless and until the Restatement Effective Date occurs.

                  SECTION 6. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and
9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to

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facts or events existing or occurring prior to the Restatement Effective Date.

                  SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

                  SECTION 8. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (B) EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                                ADVANCE AUTO PARTS, INC.,

                                                   By /s/ JEFFREY T. GRAY
                                                      --------------------------
                                                      Name:  Jeffrey T. Gray
                                                      Title: SVP and Controller

                                                ADVANCE STORES COMPANY,
                                                INCORPORATED,

                                                   By /s/ JEFFREY T. GRAY
                                                      --------------------------
                                                      Name:  Jeffrey T. Gray
                                                      Title: SVP and Controller

                                                JPMORGAN CHASE BANK,
                                                individually and as
                                                Administrative Agent,

                                                   By /s/ NEIL R. BOYLAN
                                                      --------------------------
                                                      Name:  Neil R. Boylan
                                                      Title: Managing Director

                                                SUNTRUST BANK,
                                                individually and as
                                                Documentation Agent

                                                   By /s/ MARTHA D. SHIFFLETT
                                                      --------------------------
                                                      Name:  Martha D. Shifflett
                                                      Title: Sr. Vice President

                                                WACHOVIA BANK, NATIONAL
                                                ASSOCIATION,
                                                individually and as
                                                Documentation Agent

                                                   By /s/ SUSAN T. VITALE
                                                      --------------------------
                                                      Name:  Susan T. Vitale
                                                      Title: Vice President

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                                                SIGNATURE PAGE TO THE AMENDMENT
                                                AND RESTATEMENT AGREEMENT, DATED
                                                AS OF March 6, 2003, IN RESPECT
                                                OF THE AMENDED AND RESTATED
                                                CREDIT AGREEMENT, DATED June 28,
                                                2002, AMONG ADVANCE STORES
                                                COMPANY, INCORPORATED, ADVANCE
                                                AUTO PARTS, INC., THE LENDERS
                                                PARTY THERETO, JPMORGAN CHASE
                                                BANK, AS ADMINISTRATIVE AGENT,
                                                AND SUNTRUST BANK AND WACHOVIA
                                                BANK, NATIONAL ASSOCIATION, AS
                                                DOCUMENTATION AGENTS.

                                                Name of Institution:

                                                --------------------------------

                                                   By     *
                                                   -----------------------------
                                                   Name:
                                                   Title:

*    Numerous Lenders signatories hereto.

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                                    EXHIBITS

Exhibit A --      Amended and Restated Credit Agreement
Exhibit B-1 --    Form of Opinion of Riordan & McKinzie, counsel for the Loan
                  Parties
Exhibit B-2 --    Form of Opinion of Flippin Densmore Morse Rutherford & Jessee,
                  Virginia counsel for the Loan Parties
Exhibit B-3 --    Form of Opinion of Bingham McCutchen LLP, special New York counsel for the Loan Parties
Exhibit C --      Form of Reaffirmation Agreement